THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account W

Wells Fargo New Directions Core
Wells Fargo New Directions Access
Wells Fargo New Directions Access 4

Supplement dated November 6, 2015

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Neuberger Berman Balanced Portfolio. The Neuberger Berman Advisors Management Trust has informed us that the Neuberger Berman Balanced Portfolio (“Balanced Portfolio”) was reorganized into the Neuberger Berman Mid Cap Growth Portfolio (the “Mid Cap Growth Portfolio”) as of the close of trading on November 6, 2015. At the time of the reorganization, contractowners of units of the Balanced Portfolio subaccount automatically received a proportionate number of units of the Mid Cap Growth Portfolio subaccount based on the unit value of each fund at the time of the reorganization. For additional information regarding the reorganization, please refer to the prospectus supplement of the Balanced Portfolio.

The Mid Cap Growth Portfolio has substantially similar investment objectives and risks as the Balanced Portfolio. For complete details relating to the Mid Cap Growth Portfolio, including risks, investment policies and strategies, please refer to the Mid Cap Growth Portfolio’s prospectus.

Please retain this Supplement for future reference.